2015 Second Quarter Earnings July 23, 2015

Safe Harbor Statement 2 7/23/2015 Forward-Looking Statements Information in this presentation contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward- looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Accordingly, these statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed in them. Our actual results could differ materially from those anticipated in such forward-looking statements as a result of several factors more fully described under the caption “Risk Factors” in the annual report on Form 10-K and other periodic reports filed by us with the Securities and Exchange Commission. Any or all of our forward-looking statements in this presentation may turn out to be inaccurate. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. We have based these forward- looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward looking statements including, but not limited to: (1) changes in general economic and financial market conditions; (2) changes in the regulatory environment; (3) economic conditions generally and in the financial services industry; (4) changes in the economy affecting real estate values; (5) our ability to achieve loan and deposit growth; (6) the completion of future acquisitions or business combinations and our ability to integrate any acquired businesses into our business model; (7) projected population and income growth in our targeted market areas; (8) competitive pressures in our markets and industry; (9) our ability to attract and retain key personnel; (10) changes in accounting policies or judgments; and (11) volatility and direction of market interest rates and a weakening of the economy which could materially impact credit quality trends and the ability to generate loans. All forward-looking statements are necessarily only estimates of future results and actual results may differ materially from expectations. You are, therefore, cautioned not to place undue reliance on such statements which should be read in conjunction with the other cautionary statements that are included elsewhere in this presentation. Further, any forward-looking statement speaks only as of the date on which it is made and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

3 We’ve Built One Bank out of Seven Acquisitions 7/23/2015 TN KY NC GA SC AL WV VA FL 0 Gulf of Mexico Nashville ill ill ill Winston-Salem i - l i - l i - l Knoxville ill ill ill Naples l l l Miami Charlotte Ch rlottrlott rlott rlottrlott Raleigh l i l i l i Charleston rl rl rl Columbia Colu bi i

4 Second Quarter Highlights ■ Net income per share up 12% y/y, record core net income per share up 15% y/y ■ Record $489 million of new loans, up 11% y/y ■ Total loans and deposits up 10% annualized q/q, and revenues +$1.3 million sequentially ■ Core noninterest expense down $2 million sequentially and 5% y/y, with core efficiency ratio declining to 67% ■ Core ROA improved to 0.82% ■ Board has approved quarterly common dividend program commencing in 3Q 7/23/2015 See reconciliation of non-GAAP measures in appendix.

Second Quarter Financial Summary 5 7/23/2015 See reconciliation of non-GAAP measures in appendix. NM = Not meaningful ■ Net revenues increased by $1.3 million sequentially ■ $1.3 mm provision includes $0.5 million reversal of impairment in legacy portfolio and $1.8 million provision for new loans ■ Tangible book value per share increased $0.20 to $19.69 ($ mm's except per share data, growth rates, and metrics) 2Q15 1Q15 2Q14 Net interest income 60.7 2% 0% Provision (reversal) 1.3 NM -7% Core non-interest income 10.4 6% -13% Core non-interest expense 47.9 -4% -5% Core pretax income 22.0 8% 5% Core net income 14.0 8% 7%-100 Per share $0.30 8% 15% Non-core adjustments (1.0) -34% 56% Net income 13.0 14% 5% Per share $0.28 17% 12% Key Metrics 2Q15 1Q15 2Q14 Net interest margin 3.94% 3.96% 4.26% Core fee ratio 14.7% 14.1% 16.4% Core efficiency ratio 67.3% 71.9% 69.3% Core ROA 0.82% 0.76% 0.76% Core ROTCE 6.2% 5.8% 5.7% % change

Working on Closing the Gap to 1.0%

Core Return on Average Assets



0.82%
0.90%
~0.95%
1.00%
2Q15
Indemnification Amortization
Revenue net of Provision
Cost Savings
Current 4Q15 Outlook
Target

Profitability Drivers

- Indemnification asset amortization significantly reduced in 4Q
- Loan growth offsets margin compression
- Provision normalized
- Impact of completed initiatives and legacy credit savings
- New cost and revenue initiatives to close remaining gap

7/23/2015

6

Record $489 mm New Loans, Up 11% Y/Y 7 7/23/2015 New Loans by Geography New Loans by Product $ mm’s $ mm’s 216 176 233 139 210 69 101 83 65 91 157 168 141 112 188 $442 $445 $457 $316 $489 2Q14 3Q14 4Q14 1Q15 2Q15 Commercial CRE Consumer 152 159 87 92 161 189 162 196 138 200 101 124 175 86 128 $442 $445 $457 $316 $489 2Q14 3Q14 4Q14 1Q15 2Q15 Florida Car linas Tennessee Note: 2Q15 includes $33 mm of purchased residential mortgages.

Deposits Up 10% Annualized 8 7/23/2015 Cost of Deposits Deposit Balances $ mm’s 0.33% 0.34% 0.34% 0.34% 0.36% 0.14% 0.14% 0.15% 0.15% 0.15% 0.40% 0.40% 0.39% 0.38% 0.39% 2Q14 3Q14 4Q14 1Q15 2Q15 Total Core Contractual 1,000 1,006 1,054 1,115 1,132 1,320 1,310 1,384 1,405 1,367 1,481 1,429 1,398 1,416 1,471 1,360 1,430 1,419 1,428 1,522 5,161 5,175 5,255 5,364 5,492 2Q14 3Q14 4Q14 1Q15 2Q15 Noninterest demand NOW Savings & Money Market Time Deposits Annualized Q/Q Growth 10% 16% -11% 6% 26%

NIM Compression Slowed 9 7/23/2015 Net Interest Margin (NIM) Yields See reconciliation of non-GAAP measures in appendix. 5.40% 5.17% 4.99% 4.88% 4.87% 1.76% 1.92% 2.08% 2.06% 2.05% 2Q14 3Q14 4Q14 1Q15 2Q15 Loans Investments 4.26% 4.14% 4.05% 3.96% 3.94% 3.37% 3.46% 3.38% 3.26% 3.25% 2Q14 3Q14 4Q14 1Q15 2Q15 GAAP NIM Contractual NIM

Highly Asset Sensitive Relative to Median Bank 10 12-month Net Interest Income at Risk Economic Value of Equity at Risk Note: OCC Banks include 1,100 – 1,400 community and mid-size banks/thrifts, data collected in 4Q13 and 1Q14. Source: OCC Interest Rate Risk (IRR) Measurement – Range of Practice Memorandum, 12/17/2014. CBF data is bank only. 1% 2% 2% 3% 6% 9% +100 +200 +300 Parallel Interest Rate Shock Median OCC Bank CBF -3% -7% -11% 2% 4% 4% +100 +200 +300 Parallel Interest Rate Shock Median OCC Bank CBF Non-Maturity Deposit Assumptio s DDA 15% 0% 15% 0% NOW 15% 27% 15% 23% Money Market 21% 46% 21% 40% Savings 14% 43% 14% 25% Total Core Deposits 17% 27% 17% 22% Capital Bank Decay Rate Repricing Beta Median OCC Bank Decay Rate Repricing Beta

Fee Income Improved Sequentially 11 7/23/2015 Non-interest Income Before FDIC Expense $ mm’s See reconciliation of non-GAAP measures in appendix. Non-interest Income Detail $ mm’s 11.9 10.0 10.6 9.9 10.4 2.1 3.9 3.4 2.4 2.5 14.0 13.9 14.0 12.3 12.9 2Q14 3Q14 4Q14 1Q15 2Q15 FDIC indemnification asset expense Total Non-interest Income 2Q14 1Q15 2Q15 Services charges on deposits 5.7 4.7 5.2 Debit card income 3.1 3.0 3.2 Fees on mortgage loans sold 1.1 1.1 1.3 Investment advisory and trust fees 0.9 1.0 1.1 Other 3.1 2.5 2.1 Non-interest Income ex FDIC expense 14.0 12.3 12.9 FDIC indemnification asset expense (2.1) (2.4) (2.5) Non-interest Income 11.9 9.9 10.4

Core Expenses Down 5% Y/Y 12 7/23/2015 Core Non-interest Expense $ mm’s See reconciliation of non-GAAP measures in appendix. Non-interest Expense $ mm’s 49.6 47.5 48.6 47.9 46.5 51.3 51.4 50.9 52.6 49.5 2Q14 3Q14 4Q14 1Q15 2Q15 Non-core adjustments REO expense Core non-interest expense, before REO 2Q14 1Q15 2Q15 Salaries and employee benefits 23.4 23.9 21.9 Net occupancy and equipment 8.7 8.1 7.8 Professional fees 2.0 1.7 1.7 Other 15.5 14.2 15.1 Core non-interest expense, before REO 49.6 47.9 46.5 REO expense 0.8 2.1 1.4 Core non-interest expense 50.4 50.0 47.9 Non-core adjustments 0.9 2.6 1.6 Total non-interest expense 51.3 52.6 49.5

Liquidity and Capital Ratios Remain Strong 13 7/23/2015 ■ The company did not repurchase stock during 2Q ■ Modified duration of investments was 4.4 years at June 30, 2015, unchanged from March 31, 2015 Tier 1 Leverage Ratio1 (1) 2Q15 capital ratio is preliminary. Liquidity Cash / Equivalents 16% Agency MBS 44% Agency CMBS 24% Agency CMO 9% Corporate Bonds 4% SBA / Other 2% Muni 1% 14.6% 14.4% 14.3% 14.4% 14.7% 2Q14 3Q14 4Q14 1Q15 2Q15 1

New Loan Portfolio Performing Strongly 14 7/23/2015 New Loan Portfolio Credit Metrics Past Dues & Nonaccruals 0.12% 0.14% 0.11% 0.11% 0.14% 0.21% 0.22% 0.16% 0.22% 0.19% 0.0% 0.1% 0.2% 0.3% 0.4% 0.5% 0.6% 0.7% 2Q14 3Q14 4Q14 1Q15 2Q15 Past Due Non-Accruals 2Q14 1Q15 2Q15 Criticized 0.30% 0.37% 0.65% Classified Performing 0.62% 0.28% 0.37% Classified Nonperforming 0.21 0.22 0.19% Total Criticized/Classified 1.14% 0.87% 1.21% Reserve ($ mm) 20.8 21.3 21.8 Reserve as % of New Loan Portfolio 0.78% 0.61% 0.60%

Special Assets Down 64% Since 2012 15 7/23/2015 Special Assets Nonperforming Loans / Total Loans $ mm’s Legacy Credit Expenses $ mm’s 7.7% 5.8% 2.6% 1.8% 2012 2013 2014 2Q152Q14 1Q15 2Q15 Provision (reversal) on legacy loans (0.9) (1.9) (0.5) FDIC indemnification asset expense 2.1 2.4 2.5 OREO valuation expense 3.0 1.4 1.7 (Gains) losses on sales of OREO (3.2) (0.0) (1.0) Foreclosed asset related expense 1.0 0.7 0.6 Loan workout expense 1.1 0.6 0.8 Salaries and employee benefits 1.3 0.8 0.8 Total legacy credit expense 4.4 4.0 4.9 832 577 349 290 154 129 78 64 986 706 427 354 2012 2013 2014 2Q15 Loans REO -64%

16 Capital Bank Investment Highlights ■ Experienced management team with institutional track record ■ Positioned in Southeastern growth markets ■ Disciplined and sustainable growth story ■ Focused on deploying capital and improving profitability ■ Attractive valuation 7/23/2015

Appendix 17 7/23/2015

Reconciliation of Core Noninterest Income / Expense 18 7/23/2015 $ 000's 2Q15 1Q15 4Q14 3Q14 2Q14 Net interest income $60,685 $59,729 $61,351 $61,425 $60,831 Reported non-interest income 10,363 9,920 10,594 9,957 11,887 Less: Securities gains (losses), net (57) 90 513 317 (28) Core non-interest income $10,420 $9,830 $10,081 $9,640 $11,915 Reported non-interest expense $49,502 $52,647 $50,932 $51,418 $51,273 Less: Stock-based compensation expense – 95 239 242 531 Contingent value right expense 4 116 334 278 327 Debt Extinguishment 1,438 – – – – Restructuring charges 178 2,341 – – – Severance expense 14 111 – – – Core non-interest expense $47,868 $49,984 $50,359 $50,898 $50,415 Core Fee Ratio* 14.7% 14.1% 14.1% 13.6% 16.4% Efficiency Ratio** 69.7% 75.6% 70.8% 72.0% 70.5% Core Efficiency Ratio*** 67.3% 71.9% 70.5% 71.6% 69.3% * Core Fee Ratio: Core non-interest income / (Net interest income + Core non-interest income) ** Efficiency Ratio: Non-interest expense / (Net interest income + Non-interest income)

Reconciliation of Core Net Income 19 7/23/2015 $ 000's Quarter Quarter Quarter Quarter Quarter Quarter Ended Ended Ended Ended Ended Ended 2Q15 2Q15 1Q15 1Q15 2Q14 2Q14 $12,990 $12,990 $11,389 $11,389 $12,425 $12,425 Pre-Tax After-tax Pre-Tax After-tax Pre-Tax After-tax Non-Interest Income Security losses / (gains)* 57 35 (90) (55) 28 17 Non-Interest Expense - - 95 58 529 324 - 4 2 116 72 327 327 14 9 111 68 - - 178 110 2,341 1,444 - - 1,438 887 - - - - Tax effect of adjustments* (648) NA (986) NA 216 NA 14,033 14,033 12,976 12,976 $13,093 $13,093 Average Assets $6,885,513 $6,854,322 $6,519,651 Tangible Common Equity $907,829 $901,884 $918,160 ** ROA 0.75% 0.66% 0.76% *** Core ROA 0.82% 0.76% 0.80% **** Core ROTCE 6.2% 5.8% 5.7% * Tax effected at an income tax rate of 38% ** ROA: Annualized net income / average assets *** Core ROA: Annualized core net income / average assets **** Core ROTCE: Annualized core net income / tangible common equity Core Net Income Stock-based compensation expense* Contingent Value Right expense Restructuring charges* Severance expense * Net income Adjustments Losses on extinguishment of debt*

Tangible Book Value 20 7/23/2015 (In thousands, except per share data) June 30, 2015 Total common shareholders' equity $1,059,346 Intangibles, net of taxes 145,035 Tangible book value* $914,311 Common shares outstanding 46,440 Tangible book value per share $19.69 * Tangible book value is equal to book value less goodwill and core deposit intangibles, net of related deferred tax liabilities.

Contractual Net Interest Margin 21 7/23/2015 (1) Excludes purchase accounting adjustments $ 000s Average Earning Assets Net Interest Income Net Interest Margin June 30, 2015 Reported 6,221,394 67,696 3.94% Purchase accounting impact (63,174) 10,711 0.69% Contractual Net Interest Margin (1) 3.25% March 31, 2015 Reported 6,168,668 66,572 3.96% Purchase accounting impact (73,831) 10,790 0.70% Contractual Net Interest Margin (1) 3.26% December 31, 2014 Reported 6,045,748 61,723 4.05% Purchase accounting impact (79,632) 10,295 0.67% Contractual Net Interest Margin (1) 3.38% September 30, 2014 Reported 5,911,601 61,660 4.14% Purchase accounting impact (91,982) 10,292 0.68% Contractual Net Interest Margin (1) 3.46% June 30, 2014 Reported 5,756,466 61,077 4.26% Purchase accounting impact (101,062) 12,977 0.89% Contractual Net Interest Margin (1) 3.37%